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                                                                 EXHIBIT 10.18.1


                          CARDIAC PATHWAYS CORPORATION

                              AMENDMENT NUMBER 1 TO

                            APRIL 18, 1996 AGREEMENT




     This Amendment Number 1 to the Agreement dated as of April 18,, by and between Earle Canty ("Executive") and Cardiac Pathways Corporation, a Delaware corporation ("the Company")1996 is made this 31st day of August, 1998.

     WHEREAS, on January 22, 1996, Executive was granted certain stock options (the "Options") pursuant to the Company's 1991 Stock Plan;

     WHEREAS, the Company and Executive executed a promissory note (the "First Note") on April 18, 1996;

     WHEREAS, the Company desired to assist Executive in paying the taxes associated with exercise of the Options;

     WHEREAS, the Company and the Executive executed a promissory note (the "Second Note") on December 23, 1996;

     NOW, THEREFORE in consideration of the mutual covenants hereinafter contained, the Company and Executive agree as follows:

     1. The maturity dates of each of the First Note and the Second Note shall be extended to be the earlier of (i) the date that the Executive ceases to provide consulting services for the Company or (ii) February 28, 1999.

     2. Each of the Company and the Executive shall execute simultaneously herewith an amendment to each of the First Note and the Second Note to revise the due dates of such notes to be substantially as set forth in paragraph 1 above.

     3. Nothing in this Amendment Number 1 shall be deemed to waive or otherwise impair the Company's ability to repurchase any shares of the Company's Common Stock held by the Executive that are unvested as of the termination of his full-time employment as an officer of the Company.

     4. The remaining terms of the Agreement dated April 18, 1996 between the Company and the Executive, the Security Agreements, Joint Escrow Instructions and Restricted Stock Purchase Agreements related thereto shall remain in force and effect without regard to this

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Amendment Number 1, and this Amendment Number 1 shall become a part of such
Agreement as if made on and incorporated as of the date of such agreement.

     5. This Amendment Number 1 may be executed in counterparts, and both signatures shall constitute the complete document.

     6. This Amendment Number 1 shall be governed by the laws of the State of California without regard to conflict of law principles.

     IN WITNESS WHEREOF, this Amendment Number 1 has been entered into as of the date first set forth above.

EARLE CANTY                            CARDIAC PATHWAYS CORPORATION


/s/ Earle Canty                        By: /s/ William Starling
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                                       Its: President
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